SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 27, 2022

DIRECTVIEW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53741	04-3053538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

651 NW 53rd Street, Suite 125, Boca Raton, FL	33487
(Address of principal executive offices)	(Zip Code)

(561) 293-3726

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)	Dismissal of MaloneBailey, LLP (“MaloneBailey”)

On January 31, 2022, the Board of Directors of DirectView Holdings, Inc. (the “Registrant” or the ‘Company”) dismissed MaloneBailey as its independent registered public accounting firm.

During the period of MaloneBailey’s engagement as the Company’s independent registered public accounting firm through January 31, 2022  (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided MaloneBailey with a copy of this Report prior to its filing with the SEC and requested MaloneBailey to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of MaloneBailey’s letter dated June 27, 2022, confirming its agreement with the disclosures in this Item 4.01  is attached as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of WWC, P.C. (“WWC”)

On February 3, 2022, the Board of Directors appointed WWC, P.C. (“WWC”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through December 31, 2018, neither us nor anyone on our behalf consulted WWC regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable

(b) Pro forma financial information.

Not applicable

(c) Shell company transactions.

Not applicable

(d)  Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from MaloneBailey

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROBILITY MEDIA CORPORATION

Dated: June 29, 2022	By:	/s/ Gerald Czarnecki
Name: Gerald Czarnecki
Title: Chief Executive Officer

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